Exhibit 10.42

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 14, 2018, among TWIN RIVER MANAGEMENT GROUP, INC., a Delaware corporation (the “Borrower”), TWIN RIVER WORLDWIDE HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the Subsidiary Guarantors (as defined in the Credit Agreement described below), each of the undersigned Lenders (defined below), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           The Borrower and Holdings are party to that certain Credit Agreement dated as of July 10, 2014 (as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2015, that certain Second Amendment to Credit Agreement dated as of December 23, 2015, that certain Incremental Amendment dated as of June 7, 2016, that certain Incremental Amendment dated as of October 14, 2016, that certain Third Amendment to Credit Agreement dated as of October 31, 2016, that certain Fourth Amendment to Credit Agreement dated as of February 9, 2017, and as the same may be further amended, restated, or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Deutsche Bank AG New York Branch as administrative agent for the Lenders and as collateral agent for the Secured Parties.

B.           The Borrower and Holdings wish to amend the Credit Agreement on the terms set forth herein and to request that the Lenders party hereto waive the Specified Defaults (as defined below) on the terms set forth herein.

C.           The Lenders party hereto are willing to amend the Credit Agreement and waive the Specified Defaults subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.          Amendments to Credit Agreement. Each of the Loan Parties and the Lenders party hereto, hereby agree to amend the Credit Agreement as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement, dated as of February 14, 2018, among Holdings, the Borrower, the Subsidiary Guarantors, the lenders party thereto and the Administrative Agent.

“Fifth Amendment Effective Date” shall have the meaning set forth in the Fifth Amendment.

(b)          Section 2.12(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)           “(d) In the event that, prior to the date that is six months after the Fifth Amendment Effective Date, a Repricing Event occurs, the Borrower shall pay to the Administrative Agent, for the ratable account of each Term Lender, a fee in an amount equal to, (x) in the case of a Repricing Event occurring other than as a result of an amendment to this Agreement, a prepayment premium of 1.0% of the amount of the Term Loans being prepaid and (y) in the case of an amendment to this Agreement, a payment equal to 1.0% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable within three (3) Business Days of the date of the effectiveness of such Repricing Event.”

(d)          Section 6.10 of the Credit Agreement is hereby amended by:

(i)          deleting the reference to “$75,000,000” in clause (b) of the third sentence thereof and replacing it with “$150,000,000”; and

(ii)         deleting the reference to “$25,000,000” in clause (c) of the third sentence thereof and replacing it with “$35,000,000”.

2.          Waiver of Specified Defaults. The Borrower has notified the Administrative Agent and the Lenders of the existence of certain Defaults and Events of Default under the Credit Agreement as a result of (a) the failure to comply with (i) the requirements of Section 5.12 of the Credit Agreement to cause Twin River-Tiverton, LLC, a wholly-owned Subsidiary of the Borrower (“Tiverton”), to promptly become a Subsidiary Guarantor and to guaranty, and pledge substantially all of its assets to secure, the Obligations and (ii) any corresponding requirements under the Guarantee and Collateral Agreement related thereto or that are otherwise required in connection with the formation of Tiverton (including the pledge by the Borrower of the capital stock of Tiverton), in each case, that are required to have been satisfied or complied with prior to the Fifth Amendment Effective Date, (b) the dissolution of Border Investments, LLC (the “Dissolution”) on September 18, 2017 and the transfer of substantially all of its assets to Tiverton, which was not a Subsidiary Guarantor at the time of the transfer of such assets, and (c) the failure to satisfy any notice or disclosure related requirements or misrepresentations related to the foregoing and/or related to the formation of Tiverton (including the failure to disclose the existence of Tiverton and/or the Dissolution in any Perfection Certificate supplement or other schedule delivered in connection with the Loan Documents and any misrepresentations as a result thereof) after the date of the formation of Tiverton and prior to the Fifth Amendment Effective Date (collectively, the “Specified Defaults”). Effective as of the Fifth Amendment Effective Date, the Lenders party hereto (constituting the Required Lenders) and the Administrative Agent (at the direction of the Required Lenders) hereby waive the Specified Defaults. The waiver provided in this Section 2 is limited to the Specified Defaults. The Lenders shall not be deemed to have waived any other Default, Event of Default or right other than the limited waiver of the Specified Defaults provided in this Section 2.

3.          Conditions. This Amendment shall be effective only if and when:

(a)          Holdings, the Borrower, the other Loan Parties, and each Lender who has consented hereto (constituting collectively the Required Lenders) have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)          each of the representations and warranties contained in Section 5 of this Amendment shall be true and correct in all material respects; and

(c)          the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees of Latham and Watkins LLP, counsel to the Administrative Agent and Deutsche Bank Securities Inc., required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment.

This Amendment shall be effective on the date (the “Fifth Amendment Effective Date”) on which all of the foregoing conditions are satisfied.

4.          Post-Closing Covenants.

(a)          No later than the 15th day after the Fifth Amendment Effective Date, the Borrower shall, at its cost and expense, (i) cause Tiverton to become a Loan Party by executing the Guarantee and Collateral Agreement and each other applicable Security Document (other than Mortgages with respect to the parcels of real property of Tiverton, improvements thereto and fixtures thereon with respect to which Mortgages shall be granted pursuant to Section 4(b) of this Amendment (the “Tiverton Mortgaged Properties”)), in favor of the Collateral Agent; (ii) deliver, or cause to be delivered, to the Administrative Agent and the Collateral Agent, as applicable, each of the items referred to in Section 4.02(b), (e), (i) and (o) of the Credit Agreement with respect to Tiverton; and (iii) deliver, or cause to be delivered, to the Administrative Agent a favorable written opinion of Jones Day addressed to the Issuing Banks, the Administrative Agent, the Collateral Agent and the Lenders and reasonably satisfactory to the Administrative Agent.

(b)          No later than the 120th day after the Fifth Amendment Effective Date, the Borrower shall, at its cost and expense, secure the Obligations by causing Tiverton to create perfected security interests with respect to the Tiverton Mortgaged Properties. To that effect, the Borrower shall cause Tiverton to execute each applicable Security Document with respect to the Tiverton Mortgaged Properties in favor of the Collateral Agent, to deliver to the Collateral Agent each of the items referred to in Section 4.02(f), (g) and (j) of the Credit Agreement with respect to the Tiverton Mortgaged Properties, and to deliver to the Administrative Agent favorable written opinions of Jones Day and of Hinckley, Allen and Snyder, LLP, each addressed to the Issuing Banks, the Administrative Agent, the Collateral Agent and the Lenders and reasonably satisfactory to the Administrative Agent.

5.          Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each of the Lenders that (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) this Amendment has been duly authorized by all requisite corporate and, if required, stockholder action, (c) the execution, delivery and performance of its obligations under this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary Guarantor, (C) any order of any Governmental Authority or (D) any material provision of any indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, except in the case of the foregoing clauses (A), (C) and (D), where such violation could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any indenture, agreement or other instrument governing Material Indebtedness, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary Guarantor (other than any Lien permitted under the Credit Agreement or created pursuant to the Security Documents), (d) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment, except for (i) such actions, consents or approvals (including, without limitation, all necessary shareholder approvals, Gaming/Racing Licenses, Liquor Licenses and other Governmental Approvals) as have been made or obtained and are in full force and effect, subject to routine post-closing filings, and (ii) where the failure to obtain such consent or approval, to make such registration or filing or take such other action could not reasonably be expected to result in a Material Adverse Effect, (f) each of the representations and warranties set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of the Fifth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality or Material Adverse Effect and (g) after giving effect hereto, no Default has occurred and is continuing or will result therefrom. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by the Administrative Agent or any Lender is required for the Administrative Agent or any Lender to rely on the representations and warranties in this Amendment.

6.          Scope of Amendment; Reaffirmation. From and after the Fifth Amendment Effective Date, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. This Amendment is a Loan Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Loan Parties (other than Holdings and the Borrower) acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Loan Parties agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Loan Party’s guaranty (as applicable) and grant of Liens and security interests under the Loan Documents to which it is a party shall remain in full force and effect and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Loan Party’s guaranty (as applicable) or grant of Liens and security interests to the Collateral Agent or any other Loan Document executed by such Loan Party, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Loan Parties (other than the Borrower) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Loan Parties (other than Holdings and the Borrower) hereby further acknowledges that Holdings, the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Loan Party and without affecting the validity or enforceability of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents.

7.          Miscellaneous.

(a)          No Waiver of Defaults. Except as expressly set forth herein, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents. The execution, delivery and effectiveness of the waivers set forth in Section 2 shall not be considered to create a course of dealing or otherwise obligate any Lender or the Administrative Agent to execute similar waivers or amendments under the same or similar circumstances.

(b)          Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(d)          Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(e)          GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER STATE’S LAW.

(f)          ENTIRETY. The Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Amendment is executed as of the date set out in the preamble to this Amendment.

TWIN RIVER MANAGEMENT GROUP, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

UTGR, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

PREMIER ENTERTAINMENT BILOXI LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

PREMIER FINANCE BILOXI CORP.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

[Signature Page to Fifth Amendment to Credit Agreement]

JAMLAND, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

PREMIER ENTERTAINMENT II, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President and General Counsel

[Signature Page to Fifth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK
BRANCH,
as Administrative Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Fifth Amendment:

JFIN CLO 2014 LTD.
JFIN CLO 2014-II LTD.
JFIN CLO 2015 LTD.
Apex Credit CLO 2015-II LTD.,
as a Lender,

By:	Apex Credit Partners, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Fifth Amendment:

Jefferies Finance LLC,
as a Lender,

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender,

By:	/s/ Sean McWhinnie
Name:	Sean McWhinnie
Title:	Director

If two signatures required:

By:
Name:
Title:

Cent CLO 16, L.P.
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 17 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 18 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 19 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 20 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 21 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 22 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Cent CLO 24 Limited
as a Lender
BY: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II
as a Lender

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TCI-CENT CLO 2016-1 LTD.
as a Lender
By: TCI Capital Management LLC
As Collateral Manager

By: Columbia Management Investment Advisers,
LLC
As Sub-Advisor

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

TCI-Cent CLO 2017-1 LTD.
as a Lender
By: TCI Capital Management LLC
As Collateral Manager
By: Columbia Management Investment Advisers,
LLC
As Sub-Advisor

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender,

By:	/s/ Whitney Gaston
	Name:	WHITNEY GASTON
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Fifth Amendment:

Deutsche Bank AG New York Branch,
as a Lender,

By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Signature Page to Fifth Amendment]

FIFTH THIRD BANK,
as a Lender,

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BEACHHEAD SPECIAL OPPORTUNITIES LLC,
as a Lender,

By:	/s/ Christine Woodhouse
Name:	Christine Woodhouse
Title:	General Counsel

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BEACHHEAD CREDIT OPPORTUNITIES LLC,
as a Lender,

By:	/s/ Christine Woodhouse
Name:	Christine Woodhouse
Title:	General Counsel

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

A Voce CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

AMADABLUM US Leveraged Loan Fund a Series
Trust of Global Multi Portfolio Investment Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

American General Life Insurance Company
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

American Home Assurance Company
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Annisa CLO, Ltd.
as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as
sole member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Betony CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Blue Hill CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

BOC Pension Investment Fund
as a Lender
By: Invesco Senior Secured Management, Inc. as
Attorney in Fact

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Diversified Credit Portfolio Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Bank Loan Fund A Series Trust of Multi
Manager Global Investment Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Bank Loan Fund Series 2 A Series Trust of
Multi Manager Global Investment Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco BL Fund, Ltd.
as a Lender
By: Invesco Management S.A As Investment
Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Dynamic Credit Opportunities Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Floating Rate Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Loan Fund Series 3 A Series Trust of
Multi Manager Global Investment Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Polaris US Bank Loan Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Senior Income Trust
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Senior Loan Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

INVESCO SSL FUND LLC
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco US Leveraged Loan Fund 2016-9 a Series
Trust of Global Multi Portfolio Investment Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Invesco Zodiac Funds - Invesco US Senior Loan Fund
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Kaiser Foundation Hospitals
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Kaiser Permanente Group Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Kapitalforeningen Investin Pro, US Leveraged
Loans I
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Lexington Insurance Company
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Limerock CLO II, Ltd.
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Limerock CLO III, Ltd.
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Linde Pension Plan Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Medical Liability Mutual Insurance Company
as a Lender
BY: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

MILOS CLO, LTD.
as a Lender

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

National Union Fire Insurance Company of
Pittsburgh, Pa.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

North End CLO, Ltd
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Recette CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Egan, Kevin
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sentry Insurance a Mutual Company
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

The City of New York Group Trust
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

The United States Life Insurance Company In the City of New York
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

The Variable Annuity Life Insurance Company
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Upland CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Egan, Kevin
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Manulife Floating Rate Income Fund (MEI CA1L248292),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Manulife Global Strategic Balanced Yield Fund (MEI CA0M0015Z2),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Manulife Global Tactical Credit Fund (MEI CA0M0009Z5),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Manulife U.S. Dollar Floating Rate Income
Fund (MEI CA0M000BN7),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Manulife Investments Trust-Floating Rate
Income Fund (MEI KY0M000SR5),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

John Hancock Global Short Duration Credit
Fund (MEI US0M00CTW3),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Manulife Floating Rate Senior Loan Fund (MEI CA0M0007Q8),
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens on behalf of MAM LLC
Title: Director of Investment Operations

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture VII CDO Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture VIII CDO, Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture X CLO, Limited
as a Lender
By its Collateral Manager, MJX
Venture Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XII CLO, Limited
as a Lender
BY: its investment Manager
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XIII CLO, Limited
as a Lender
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XIV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XIX CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XVIII CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XX CLO, Limited
as a Lender

By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXI CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXIII CLO, Limited
as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXIV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXVIII CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XVII CLO Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXVI CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXII CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXV CLO Limited
as a Lender
By its investment advisor, MJX Asset
Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Venture XXVII CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Pacific Beacon Life Reassurance Inc
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

AAA Life Insurance Company
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Auto Club Life Insurance Company
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Automobile Club of Southern California Life
Insurance Company
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Biltmore US Senior Loan Fund a Series Trust of Income Investment Trust
as a Lender
By: Neuberger Berman Investment Advisor LLC, as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

JNL/Neuberger Berman Strategic Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Maryland State Retirement and Pension System
as a Lender
By: Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NB Global Floating Rate Income Fund Limited
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NB Short Duration High Yield Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CO XIV, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XIX, Ltd
as a Lender
By: Neuberger Berman Investment Advisers LLC
as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XV, Ltd.
as a Lender
BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XVI, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as a collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XVII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XVIII Ltd.
as a Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XX Ltd.
as a Lender
By: Neuberger Berman Investment Advisers LLC,
as Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XXI, LTD
as a Lender
By: Neuberger Berman Investment Advisers LLC
as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XXII, Ltd
as a Lender
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman CLO XXIII, Ltd.
as a Lender
By: Neuberger Berman Investment Advisers as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Investment Funds II Plc
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Investment Funds II PLC – Neuberger Berman US/European Senior Floating Rate Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Investment Funds PLC
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Loan Advisors CLO 24, LTD.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NEUBERGER BERMAN LOAN ADVISERS
CLO 25, LTD.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Senior Floating Rate Income Fund LLC
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Short Duration High Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Neuberger Berman Strategic Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NEUBERGER BERMAN US STRATEGIC INCOME FUND
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NJP Loan Fund 2016 A Series Trust of Multi Manager Global Investment Trust
as a Lender
By: NEUBERGER BERMAN INVESTMENT ADVISERS LLC, as Investment Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Staniford Street CLO, Ltd.
as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XIV CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XIX CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XV CLO, Ltd.
as a Lender
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XVI CLO, Ltd.
as a Lender
By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XVII CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XVIII CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XX CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XXI CLO, Ltd.
as a Lender
By: PineBridge Investment LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Galaxy XXII CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC
as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Pinnacol Assurance
as a Lender
BY: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sound Point CLO IV, Ltd
as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sound Point CLO V, Ltd.
as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sound Point CLO XI, Ltd.
as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Sound Point CLO XII, Ltd.
as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment:

SunTrust Bank,
as a Lender,

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: SunTrust Bank

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

Figueroa CLO 2013-1, Ltd.,
as a Lender,
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to Fifth Amendment]

Figueroa CLO 2014-1, Ltd.
as a Lender
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to Fifth Amendment]

FIGUEROA CLO 2013-2, LTD
as a Lender
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to Fifth Amendment]

TCW CLO 2017-1, LTD.
as a Lender

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to Fifth Amendment]

Variable Portfolio - TCW Core Plus Bond Fund
as a Lender
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to Fifth Amendment]

Alternative Debt Fund FCP-RAIF
as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Axis Specialty Limited
as a Lender
By:	Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

California Public Employees’ Retirement System
as a Lender
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

City of New York Group Trust
as a Lender
By: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ISL Loan Trust II
as a Lender
By: Voya Investment Management Co. LLC, as its
investment advisor

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Medtronic Holding Switzerland GMBH
as a Lender
By:	Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NN (L) Flex – Senior Loans
as a Lender
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

NN (L) Flex – Senior Loans Select
as a Lender
By: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Schlumberger Group Trust
as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2012-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2013-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2013-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2013-3, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2014-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2014-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2014-3, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2014-4, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2015-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2015-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2015-3, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2016-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2016-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2016-3, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2017-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya CLO 2017-3, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya Credit Opportunities Master Fund
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya Floating Rate Fund
as a Lender
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund
as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund
as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya MJP Senior Loan Fund
as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya Prime Rate Trust
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

Voya Senior Income Fund
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment:

The Washington Trust Company of Westerly
as a Lender,

By:	/s/ Jason A. Costa
Name: Jason A. Costa
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Fifth Amendment:

Wells Fargo Gaming Capital, LLC,
as a Lender,

By:	/s/ Kelly Walsh
Name: Kelly Walsh
Title: Director

[Signature Page to Fifth Amendment to Credit Agreement]

Wells Fargo Bank NA
as a Lender,

By:	/s/ Kishore Bukkaraya
Name: Kishore Bukkaraya
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Fifth Amendment]